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                                                                    Exhibit 99.1


                      TRUSTEE'S DISTRIBUTION STATEMENT

  THE                 TO THE HOLDERS OF:           97-CHR-1
BANK OF               The Bank of New York, as Trustee under the
  NEW                 Corporate Bonds Backed Certs.
 YORK
                            CUSIP NUMBER: 219-87H-AG0

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending : August 01, 2001

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
INTEREST ACCOUNT
Balance as of February 01, 2001                                                                                   $0.00
      Schedule Income received on securities....................................................          $1,862,500.00
      Unscheduled Income received on securities.................................................                  $0.00
      Schedule Interest received from Swap Counterparty.........................................                  $0.00
      Unscheduled Interest received from Swap Counterparty......................................                  $0.00
      Interest Received on sale of Securties....................................................                  $0.00
LESS:
      Distribution to Beneficial Holders....................................   $1,264,230.00
      Distribution to Swap Counterparty.....................................           $0.00
      Trustee Fees..........................................................       $2,250.00
      Fees allocated for third party expenses...............................           $0.00
Balance as of August 01, 2001                                                       Subtotal                $596,020.00

PRINCIPAL ACCOUNT
Balance as of February 01, 2001                                                                                   $0.00
      Scheduled Principal payment received on securities........................................                  $0.00
      Principal received on sale of securities..................................................                  $0.00
LESS:
      Distribution to Beneficial Holders....................................    $ 596,020.00
      Distribution to Swap Counterparty.....................................           $0.00
Balance as of August 01, 2001                                                        Subtotal                $596,020.00
                                                                                      Balance                      $0.00
                       UNDERLYING SECURITIES HELD AS OF: August 01, 2001

Principal
Amount                                         Title of Security
------                                         -----------------
 50,000,000                                  CHRYSLER CORP DEBENTURE
                                             CUSIP# : 171-196-AS7

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